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Exhibit 10.1

SECOND AMENDMENT

        SECOND AMENDMENT (this "Amendment"), dated as of March 8, 2002, among PACKAGING CORPORATION OF AMERICA, a Delaware corporation (the "Borrower"), the various lenders party to the Credit Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as Co-Lead Arrangers and Joint Book Runners (in such capacity, each a "Co-Lead Arranger" and, collectively, the "Co-Lead Arrangers"), DEUTSCHE BANK SECURITIES INC., as Syndication Agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent (in such capacity, the "Documentation Agent") and JPMORGAN CHASE BANK as successor by merger to Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders, the Co-Lead Arrangers, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to an Amended and Restated Credit Agreement, dated as of June 29, 2000 (as amended, the "Credit Agreement"); and

        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

I.    Amendment

        1.    Section 8.01 of the Credit Agreement is hereby amended by deleting in sub-paragraph (e) the text "the Available J.V. Basket Amount and".

        2.    Section 9.03 of the Credit Agreement is hereby amended by deleting in sub-paragraph (vii) the text ", provided that the aggregate amount of Dividends paid pursuant to this clause (vii), does not exceed $150,000,000 less the aggregate principal amount of Senior Subordinated Notes redeemed or repurchased pursuant to clause (z) of the proviso to Section 9.11(iii)".

        3.    Section 9.05 of the Credit Agreement is hereby amended by deleting sub-paragraph (xii) in its entirety and inserting in lieu thereof the following text:

          "(xii) so long as (A) there shall exist no Default or Event of Default (both before and after giving effect to the Investment), (B) the Leverage Ratio (both before and after giving effect to the Investment) is less than 4.00:1.00 and (C) after giving effect to the Investment, the Total Available Unutilized Revolving Loan Commitment shall equal or exceed $50,000,000, the Borrower and its Wholly-Owned Domestic Subsidiaries shall be permitted to make Investments in any Joint Venture."

        4.    Section 9.11 of the Credit Agreement is hereby amended in sub-paragraph (iii) by deleting the text "in an aggregate principal amount not to exceed $150,000,000 less the cash Dividends paid pursuant to Section 9.03(vii)".

        5.    Section 11.01 is hereby amended by (x) deleting the definition of "Available J.V. Basket Amount" in its entirety, and (y) deleting the definition of "Joint Venture" in its entirety and inserting in lieu thereof the following text:

          "Joint Venture" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary of the Borrower, (i) in which the Borrower or a Subsidiary of the Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership), (ii) in which another Person (other than the Borrower and its Affiliates) acquires or holds a bona fide significant economic interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (iii) which is engage in a Permitted Business, provided that a Person not engaged in a Permitted Business shall be deemed to be a Joint Venture for purposes of this Agreement to the extent that the aggregate amount of Investments made in all such Persons does not exceed $10,000,000."

        6.    Section 13.07 of the Credit Agreement is hereby amended by deleting in sub-paragraph (a)(i) the text "Available J.V. Basket Amount,".

II.    Miscellaneous

        1.    The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

        2.    This Amendment shall become effective on the date (the "Amendment Effective Date") when the Required Lenders and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

        3.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        4.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        5.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

* * *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

PACKAGING CORPORATION OF AMERICA
By:	/s/ PAMELA A. BARNES Name: Pamela A. Barnes Title: Treasurer
JPMORGAN CHASE BANK, as successor by merger to Morgan Guaranty Trust Company of New York, Individually and as Administrative Agent
By:	/s/ PETER S. PREDUN Name: Title:
GOLDMAN SACHS CREDIT PARTNERS L.P. as Documentation Agent
By:	/s/ ELIZABETH FISCHER
Name: Elizabeth Fischer Title: Authorized Signatory
J.P. MORGAN SECURITIES INC., as Co-Lead Arranger and Joint Book Runner
By:	/s/ PETER S. PREDUN Name: Title:

DEUTSCHE BANK SECURITIES INC., as Co-Lead Arranger, Joint Book Runner and Syndication Agent
By:
Name: Title:
ABN AMRO BANK N.V.		ABN AMRO BANK N.V.
By:	/s/ KENNETH E. KOZAR Name: Kenneth E. Kozar Title: Assistant Vice President	By:	/s/ K. DANIEL STREIFF Name: K. Daniel Streiff Title: Group Vice President
AIMCO CLO SERIES 2001-A
By:
Name: Title:
ALLSTATE LIFE INSURANCE CO.
By:
Name: Title:
BANK ONE, NA
By:	/s/ KELLY T. COTTON Name: Kelly T. Cotton Title: Managing Director
BANK OF AMERICA
By:
Name: Title:
BANK OF CANTON OF CALIFORNIA
By:	/s/ WILKIE HUI Name: Wilkie Hui Title: VP & Manager
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ GERALDINE HANNON Name: Geraldine Hannon Title: Associate Director
By:	/s/ MARY CONNOLLY Name: Mary Connolly Title: Manager

BANK OF MONTREAL
By:
Name: Title:
BANK OF NOVA SCOTIA
By:
Name: Title:
BANKERS TRUST COMPANY
By:	/s/ MARCO A. ORLANDO Name: Marco A. Orlando Title: Director
BAVARIA TRR CORPORATION
By:
Name: Title:
COMPANGNIE FINANCIERE DE CIC
By:
Name: Title:
DAI-ICHI KANGYO BANK
By:
Name: Title:
ERSTE BANK
By:	/s/ BRANDON A. MEYERSON Name: Brandon A. Meyerson Title: Vice President Erste Bank New York Branch
By:	/s/ JOHN S. RUNNION Name: John S. Runnion Title: Managing Director Erste Bank New York Branch
FIRST UNION NATIONAL BANK N.C.
By:	/s/ SHAWN JANKO Name: Shawn Janko Title: Vice President
FLEET NATIONAL BANK
By:	/s/ RICHARD D. HILL, JR. Name: Richard D. Hill, Jr. Title: Managing Director

FUJI BANK, LIMITED
By:	/s/ NOBUOKI KOIKE Name: Nobuoki Koike Title: SVP
GALAXY CLO 1999-1, LTD.
By:
Name: Title:
Sankaty Advisors, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director Portfolio Manager
HAMILTON CDO, LTD By: Stanfield Capital Partners LLC As its Collateral Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
INDOSUEZ CAPITAL FUNDING IIA, LTD.
By:
Name: Title:
JPMORGAN CHASE BANK
By:
Name: Title:
KZH WATERSIDE LLC
By:	/s/ SUSAN LEE Name: Susan Lee Title: Authorized Agent
LLOYDS TSB BANK, PLC		LLOYDS TSB BANK, PLC
By:	/s/ CATHERINE HANKIN Name: Catherine Hankin Title: Assistant Vice President, Corporate Banking, USA B027	By:	/s/ LISA MAGUIRE Name: Lisa Maguire Title: Assistant Vice President M067

MAPLEWOOD (CAYMAN) LIMITED
By:
Name: Title:
MITSUBISHI TRUST & BANKING CORP.
By:
Name: Title:
MORGAN GUARANTY TRUST COMPANY
By:
Name: Title:
NATEXIS BANQUE POPULAIRES
By:
Name: Title:
NORTH AMERICAN SENIOR FLOATING RATE FUND INC. By: Standfield Capital Partners, LLC As Subadvisor
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
PEOPLES BANK
By:	/s/ DAVID K. SHERRILL Name: David K. Sherrill Title: Vice President
RZB FINANCE LLC
By:
Name: Title:
SEQUILS-PILGRAM I, LTD.
By:
Name: Title:
SCUDDER FLOATING RATE FUND
By:
Name: Title:
STEIN ROE & FARNHAM CLO I LTD.
By:	/s/ JAMES R. FELLOWS Name: James R. Fellows Title: Sr. Vice President & Portfolio Manager

SUMITOMO TRUST & BANKING CO.
By:
Name: Title:
SUMMIT BANK
By:
Name: Title:
TCW SELECT LOAN FUND, LIMITED
By:
Name: Title:
PINEHURST TRADING, INC.
By:	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
WINGED FOOT FUNDING TRUST
By:	/s/ DIANA L. MUSHILL Name: Diana L. Mushill Title: Authorized Agent
SRF 2000 LLC
By:	/s/ DIANA L. MUSHILL Name: Diana L. Mushill Title: Asst. Vice President
KZH CNC LLC
By:	/s/ SUSAN LEE Name: Susan Lee Title: Authorized Agent
KZH CRESCENT LLC
By:
Name: Title:
KZH CRESCENT-2 LLC
By:
Name: Title:
KZH CRESCENT-3 LLC
By:
Name: Title:

KZH PONDVIEW LLC
By:	/s/ SUSAN LEE Name: Susan Lee Title: Authorized Agent
KZH SOLEIL LLC
By:
Name: Title:
ATHENA CDO, LIMITED
By:
Name: Title:
BANK OF SCOTLAND
By:	/s/ JOSEPH FRATUS Name: Joseph Fratus Title: Vice President
COLUMBUS LOAN FUNDING, LTD
By:
Name: Title:
CREDIT LYONNAIS
By:
Name: Title:
ELC (CAYMAN) LTD. CDO SERIES 1999-I
By:
Name: Title:
FIDELITY II: ADV. FL. RATE HIGH INC. FD.
By:
Name: Title:
FORTIS CAPITAL CORP.
By:
Name: Title:
GMAC COMMERCIAL CREDIT LLC
By:
Name: Title:

IKB DEUTSCHE INDUSTRIEBANK Luxembourg Branch
By:	/s/ ANJA KEUCHEL Name: Anja Keuchel Title: Manager
By:	/s/ MANFRED ZIWEY Name: Manfred Ziwey Title: Director
NORTHERN TRUST COMPANY
By:	/s/ CRAIG L. SMITH Name: Craig L. Smith Title: Vice President
SEQUILS I, LTD.
By:
Name: Title:
JISSEKIKUN FUNDING, LTD.
By:
Name: Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE
By:
Name: Title:
MICHIGAN NATIONAL BANK OF DETROIT
By:
Name: Title:
NATIONAL CITY BANK
By:	/s/ JON R. HINARD Name: Jon R. Hinard Title: Senior Vice President
NORSE CBO, LTD.
By:
Name: Title:
PILGRIM PRIME RATE TRUST
By:
Name: Title:

PROMETHEUS INVESTMENT FUNDING NO. I LTD. By: CPF ASSET ADVISORS LLC, as Investment Manager
By:	/s/ FRANCESCO OSSINO Name: Francesco Ossino Title: Director
By:	/s/ ELIZABETH H. TALLMADGE Name: Elizabeth H. Tallmadge Title: Managing Director Chief Investment Officer
SWAPS CSLT
By:
Name: Title:
TORONTO DOMINION (TEXAS), INC.
By:	/s/ CAROLYN R. FAETH Name: Carolyn R. Faeth Title: Vice President
TRANSAMERICA BUSINESS CREDIT CORP.
By:
Name: Title:
UNION BANK OF CALIFORNIA, N.A.
By:
Name: Title:
CREDIT INDUSTRIEL ET COMMERCIAL
By:	/s/ SEAN MOUNIER Name: Sean Mounier Title: First Vice President
By:	/s/ ANTHONY ROCK Name: Anthony Rock Title: Vice President
WACHOVIA BANK N.A.
By:	/s/ SHAWN JANKO Name: Shawn Janko Title: Vice President
STANDARD FEDERAL BANK N.A.
By:	/s/ KATHLEEN HALLBERG Name: Kathleen Hallberb Title: Assistant Vice President

LENDER: COBANK, ACB
By:	/s/ S. RICHARD DILL Name: S. Richard Dill Title: Vice President

        For purposes of the Credit Documents to which the Subsidiary Guarantors are party, by their respective signatures below, each Subsidiary Guarantor hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that each of the Subsidiaries Guaranty and Security Documents (as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment:

DIXIE CONTAINER CORPORATION
By:	/s/ JOHN R. OLSEN Name: John R. Olsen Title: Asst. Secretary
PCA HYDRO, INC.
By:	/s/ JOHN R. OLSEN Name: John R. Olsen Title: Asst. Secretary
PACKAGING CREDIT COMPANY, LLC
By:	/s/ JOHN R. OLSEN Name: John R. Olsen Title: Asst. Secretary
PCA INTERNATIONAL, INC.
By:	/s/ PAMELA A. BARNES Name: Pamela A. Barnes Title: Treasurer

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SECOND AMENDMENT